STOCK PURCHASE AGREEMENT
                            ------------------------

BE IT KNOWN, that in exchange for the cash sum of FOUR THOUSAND FIVE HUNDRED ($4,500) DOLLARS and other good and valuable consideration, receipt of which is hereby acknowledged, that

                               DIETPLACE.COM INC.
                               ------------------

a Florida corporation maintaining its principal place of business at 1450 S. Dixie Highway, Boca Raton, Florida 33432; hereinafter referred to as the "Seller";

DOES  HEREBY  THIS  DAY  SELL,  TRANSFER  AND  ASSIGN  UNTO

NETWEB ONLINE.COM, INC., a Florida corporation maintaining its principal place of business at 3350 N.W. 2nd Avenue, Boca Raton, Florida 33431, "PURCHASER", all of the rights, title and interests in and to ONE MILLION FIVE HUNDRED THOUSAND (1,500,000) newly issued and authorized shares of the SELLER'S $0.001 par value of the Common Stock.

It is anticipated that the Certificate representing said shall be issued and delivered to PURCHASER within 30 days from the date hereof.

The basis of this Stock Purchase Agreement is a private transaction, not involving a public offering, pursuant to exemption from registration as promulgated by and under the Securities Act of 1933, with Purchaser acquiring the described securities solely for investment purposes and PURCHASER has no present view towards the further distribution of the aforesaid shares.

PURCHASER acknowledges that the subsequent sale, transfer or assignment of the described securities may only be made in accordance with the applicable provisions of the Federal Securities Act of 1933, as amended. Further, that the Certificate for Shares shall have a Transfer Restriction Legend clearly placed on both sides thereof advising of the transfer restrictions.

The parties acknowledge that for as long as PURCHASER retains at least 50% of the aforesaid shares PURCHASER shall be entitled to nominate a candidate to serve as a member of the Board of Directors, subject solely to shareholder approval if the Company's shares are ever publicly traded. There are no other representations made or intended hereby except that when issued, all shares contemplated hereby will be fully paid, non-assessable and validly issued.

Signed  as  of  the  7th
day  of  January,  2000

NETWEB  ONLINE.COM,  INC.                 DIETPLACE.COM,  INC.
-------------------------                 --------------------

By: /s/  Harvey  Judkowitz                By:   /s/  Robert  M.  Kline
   --------------------------             -------------------------
    Harvey  Judkowitz,  CEO               Robert  M.  Kline,  Incorporator


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